SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
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VENTANA MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VENTANA MEDICAL SYSTEMS, INC.

1910 Innovation Park Drive

Tucson, Arizona 85737

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 5, 2004

You are invited to attend the Annual Meeting of Stockholders of Ventana Medical Systems, Inc., a Delaware corporation (“Ventana”), which will be held at Ventana’s headquarters, located at 1910 Innovation Park Drive, Tucson, Arizona 85737 on Wednesday, May 5, 2004, at 10:00 a.m., local time.

MATTERS TO BE VOTED ON:

1.	Ratification of the selection of Ernst & Young LLP as the independent auditors for our fiscal year 2004;

2.	Election of three Class II directors to serve for a term of three years expiring at the 2007 Annual Meeting of Stockholders or until a successor is elected; and

3.	Any other matters that may properly come before the meeting or any adjournment thereof.

The close of business on March 19, 2004 has been fixed as the record date for the determination of the stockholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of stockholders entitled to vote at this meeting is available for examination by any stockholder at the offices of Ventana Medical Systems, Inc., 1910 Innovation Park Drive, Tucson, Arizona 85737.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

By Order of the Board of Directors
John Patience
Vice Chairman of the Board

Tucson, Arizona

March 22, 2004

VENTANA MEDICAL SYSTEMS, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed Proxy is solicited on behalf of the Board of Directors of Ventana Medical Systems, Inc., for use at the Annual Meeting of Stockholders to be held Wednesday, May 5, 2004 at 10:00 a.m. local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 1910 Innovation Park Drive, Tucson, Arizona 85737.

These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, were first mailed on or about April 1, 2004 to all stockholders entitled to vote at the meeting. “We,” “our,” “Ventana” and the “Company” refer to Ventana Medical Systems, Inc. and its subsidiaries.

GENERAL INFORMATION

Who can vote?	You are entitled to vote your common stock if our records show that you held your shares as of March 19, 2004. At the close of business on that date, 17,096,181 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

Voting by Proxy.	If your common stock is held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from this holder that you must follow in order to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the persons named as proxies how to vote your common stock by signing, dating and mailing the proxy card in the envelope provided. However, you are welcome to come to the meeting and vote your shares in person. If you return a proxy without specific voting instructions, your shares will be voted by the persons named as proxies as recommended by the Board of Directors. At this time, we are not aware of any additional matters to be presented at the Annual Meeting except for those described in this proxy statement. However, if any other matters not described in this proxy statement are properly presented at the meeting, the persons named as proxies will use their best judgment to determine the vote of your shares. If the meeting is adjourned, your common stock may also be voted by the persons named as proxies on the new meeting date, unless you have revoked your proxy instructions prior to that time.

How may I revoke my proxy instructions?

You may revoke your proxy instructions by any of the following procedures:

1.        Send a different signed proxy with a later date;

2.        Send a letter to our Corporate Secretary revoking your proxy before your common stock has been voted by the persons named as proxies at the meeting; or

3.        Attend the Annual Meeting and vote your shares in person.

How are votes counted?	Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares that are voted “FOR,” “AGAINST” or “WITHHELD” are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote (the “Votes Cast”) with respect to such matter.

While no definitive statutory or case law authority exists in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will make a quorum more readily obtainable, but will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast. With respect to a proposal that requires a majority of the outstanding shares, however, a broker non-vote has the same effect as a vote against the proposal.

Cost of this Proxy Solicitation.	We will pay the cost of this proxy solicitation and, upon request, will reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies. We will solicit proxies by mail, except for any incidental personal solicitation made by our directors, officers, and employees.

Attending the Annual Meeting.	You are entitled to attend the annual meeting only if you were a Ventana shareholder as of the close of business on March 19, 2004 or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are a beneficial owner of common stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. Proof of ownership can be shown by a recent brokerage statement or letter from a broker or bank detailing your ownership of our shares on the record date. If you wish to vote in person your common stock held in street name, you will have to get a proxy in your name from the registered holder.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Proposal 1: Ratification of Independent Auditors	The affirmative vote of a majority of the Votes Cast at the Annual Meeting is required to ratify the selection of the independent auditors. Therefore, an abstention or a vote to “ABSTAIN” from voting has the same effect as voting “AGAINST” this proposal.

Proposal 2: Election of Three Class II Directors	The three nominees for director receiving the most votes will be elected. Therefore, if you do not vote for a nominee or you indicate “WITHHELD” for any nominee on your proxy card, your vote will not count for or against any nominee.

WHOM SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about the Annual Meeting or voting, please contact our Corporate Secretary, Mr. Nicholas Malden. Mr. Malden can be reached via telephone at (520) 887-2155 or via fax at (520) 229-4204.

PROPOSALS

PROPOSAL NO. 1 — RATIFICATION OF INDEPENDENT AUDITORS

Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected the firm of Ernst & Young LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending December 31, 2004, and to perform other appropriate accounting services. A resolution will be presented at the Annual Meeting to ratify this selection. The affirmative vote of a majority of the number of Votes Cast by the common stock represented at the meeting is needed to ratify the selection. If the stockholders do not ratify the appointment of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board of Directors and the Audit Committee.

Ernst & Young LLP has audited Ventana’s financial statements since 1994. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting and they will be presented with the opportunity to make a statement. They are also expected to be available to respond to questions.

Audit and Other Professional Fees

The following table shows the fees paid or accrued by Ventana for the audit and other services provided by Ernst & Young LLP for fiscal 2003 and 2002 (in thousands):

	2003	2002
Audit Fees (1)	$463	$392
Audit-Related Fees (2)	9	16
Tax Fees (3)	67	44
All Other Fees (4)	—	50

Total	$539	$502

The Audit Committee has specifically approved non-audit services performed by Ernst & Young LLP and has determined that the rendering of such non-audit services were compatible with maintaining their independence. The Audit Committee has delegated to the Chief Financial Officer the authority to approve audit-related and non-audit related services with an aggregate amount of $50,000. Also, the Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit related services not prohibited by law to be performed by Ventana’s independent auditors and associated fees, provided that the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting. In 2003, all Audit-Related, Tax and Other Fees were approved by the Audit Committee directly.

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted of accounting consultations.

(3)	Tax fees consisted of tax compliance fees.

(4)	In fiscal 2002, other fees represent fees for professional services provided in valuation analysis related to pending litigation.

The persons named as proxies will vote in favor of ratifying the selection of Ernst & Young LLP unless instructions to the contrary are indicated on the accompanying proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

PROPOSAL NO. 2 — ELECTION OF THREE CLASS II DIRECTORS

Number of Directors to be Elected	Currently our Board of Directors consists of eight individuals, divided into three classes serving staggered terms of three years. Currently, we have two directors in Class I, three directors in Class II and three directors in Class III. Three Class II directors are to be elected at this year’s Annual Meeting, to serve until the 2007 Annual Meeting. The Class III directors will hold office until next year’s 2005 Annual Meeting and the Class I directors will hold office until the 2006 Annual Meeting. If any director resigns or otherwise is unable to complete his or her term of office, the Board will elect another director for the remainder of the term of the exiting director.

Vote Required	The three individuals with the highest number of votes are elected to office. There is no cumulative voting in the election of directors.

Nominees of the Board

The Board has nominated the following individuals to serve as Class II directors until the 2007 Annual Meeting and the election of their successors:

                                                                             Rod F. Dammeyer

                                                                             Edward M. Giles

                                                                             Christopher M. Gleeson

Currently, all three of these nominees serve on the Board. They have agreed to be named in this proxy statement and to serve if elected. Since joining the Board on August 14, 2003, Mr. Dammeyer has attended all of the meetings of the Board held in the prior year. Both Mr. Giles and Mr. Gleeson attended all of the meetings of the Board in the prior year.

To view additional information regarding each of the nominees and the continuing Class I and Class III directors and the Company’s executive management team, please review the “Information about the Directors and Officers” beginning on the following page.

We are not aware of reasons why the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the persons named as proxies would vote your shares to approve the election of any substitute nominee proposed by the Board. The Board may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES SET FORTH HEREIN.

INFORMATION ABOUT THE DIRECTORS AND OFFICERS

Nominees for Class II Directors

Rod F. Dammeyer (Age 63) Chairman of the Audit Committee	Mr. Dammeyer has served as a director of Ventana since August 2003. Mr. Dammeyer is the President of CAC, LLC, a private company providing capital investment and management advisory services, and is the retired vice chairman of Anixter International, where he served from 1985 until February 2001, and the retired managing partner of corporate investments of Equity Group Investments, LLC, where he served from 1995 until June 2000. Mr. Dammeyer serves as a director of GATX Corporation, TheraSense, Inc., and Stericycle and as a trustee of Van Kampen Investments, Inc. and a director of The University of Chicago Hospitals and Health System and The Scripps Research Institute. He received a B.S. in Accounting from Kent State University.

Edward M. Giles (Age 68) Member of the Compensation and Audit Committees	Mr. Giles has served as a director of Ventana since September 1992. Mr. Giles has served as Chairman of The Vertical Group, Inc., a venture capital investment firm, since January 1989. Mr. Giles was previously President of F. Eberstadt & Co., Inc., a securities firm, and Vice Chairman of Peter B. Cannell & Co., Inc., an investment management firm. Mr. Giles received a B.S. in Chemical Engineering from Princeton University and an M.S. in Industrial Management from the Massachusetts Institute of Technology.

Christopher M. Gleeson (Age 54)	Mr. Gleeson became President and Chief Executive Officer and a director in May 1999. He joined Ventana in March 1999 as Executive Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Gleeson was Senior Vice President of Bayer Diagnostics and General Manager of the U.S. Commercial Operations for Chiron Diagnostics, and prior to that, the founder, owner and Managing Director of Australian Diagnostics Corporation, a leading diagnostics distributor in Australia.
Continuing Class I Directors
Mark C. Miller (Age 48) Member of the Audit Committee and Nominating & Governance Committees	Mr. Miller has served as a director of Ventana since January 2001. Mr. Miller has also been the President and Chief Executive Officer and a director of Stericycle since May 1992. Prior to joining Stericycle, Inc., Mr. Miller served as Vice President, Pacific/Asia/Africa for the International Division of Abbott Laboratories, which he joined in 1977 and where he held a number of management and marketing positions. Mr. Miller also serves on the Board of Lake Forest Hospital. Mr. Miller received a B.S. in Computer Science from Purdue University, where he graduated Phi Beta Kappa.

James R. Weersing (Age 64) Chairman of the Compensation Committee and Member of the Audit Committee	Mr. Weersing has served as a director of Ventana since October 1994. Since 1984, Mr. Weersing has been a Managing Director of MBW Venture Partners, a venture capital investment firm. Mr. Weersing is also President of JRW Technology, Inc., a consulting firm. Mr. Weersing also serves on the boards of Cerematec Inc. and Ischemia Technologies, Inc. Mr. Weersing received a B.S.M.E. and an M.B.A. from Stanford University.

Continuing Class III Directors

Jack W. Schuler (Age 63) Chairman of the Board and Chairman of the Nominating & Governance Committee	Mr. Schuler has served as a director of Ventana since April 1991 and as Chairman of the Board of Directors since November 1995. Mr. Schuler has been Chairman of the Board of Directors of Stericycle, Inc. since March 1990. Mr. Schuler is also a partner in Crabtree Partners, a Chicago based venture capital firm. Prior to joining Stericycle, Mr. Schuler held various executive positions at Abbott Laboratories from December 1972 through August 1989, serving most recently as President and Chief Operating Officer. He is currently a director of Medtronic, Inc., Takeda Pharmaceuticals North America, Inc. and ICOS Corporation. Mr. Schuler received a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford University.

John Patience (Age 56) Vice Chairman of the Board and Member of the Compensation and Nominating & Governance Committees	Mr. Patience has served as a director of Ventana since July 1989 and as Vice Chairman since January 1999. Mr. Patience was previously partner of Marquette Venture Partners, a venture capital investment firm, from January 1988 until March 1995. Since April 1995, Mr. Patience also has been a partner in Crabtree Partners, a Chicago-based venture capital firm. Mr. Patience was previously a partner in the consulting firm of McKinsey & Co., specializing in health care. He is currently a director of Stericycle, Inc. Mr. Patience received a B.A. in Liberal Arts and an L.L.B. from the University of Sydney, Australia and an M.B.A. from the University of Pennsylvania Wharton School of Business.

Thomas M. Grogan, M.D. (Age 58)	Dr. Grogan is a founder, a director, Chairman Emeritus, Chief Scientific Officer and Medical Director of Ventana. He has served as a director since the founding of the Company in June 1985, and was Chairman of the Board of Ventana from June 1985 to November 1995. Until 2000, he was also a professor of pathology at the University of Arizona, College of Medicine, where he has taught since 1979. He received a B.A. in Biology from the University of Virginia and an M.D. from the George Washington School of Medicine. Dr. Grogan completed a post-doctorate fellowship at Stanford University.
Executive Officers
Kendall B. Hendrick (Age 44)	Mr. Hendrick joined Ventana in August 1998 and is currently Senior Vice President, Discovery and Development. From April 1990 to August 1998, Mr. Hendrick held various product development management positions with Abbott Laboratories, Diagnostics Division, most recently as the Director of the Architect Research & Development Program. Mr. Hendrick holds a B.S. in Mechanical Engineering from Virginia Polytechnic Institute.

Tim Johnson (Age 42)	Mr. Johnson joined Ventana in February 2002 and is currently Senior Vice President, Corporate Development and Manufacturing Operations. From 1993 until joining Ventana, Mr. Johnson held various management positions with Hill-Rom Company a subsidiary of Hillenbrand Industries, most recently as Vice President of Marketing and Vice President and General Manager, Maternal & Infant Care Strategic Business Unit. Mr. Johnson has a B.S. in Operations and Systems Management from Indiana University.

Nicholas Malden (Age 46)	Mr. Malden joined Ventana in October 2000 and is currently Senior Vice President, Chief Financial Officer and Corporate Secretary. From 1985 until joining Ventana, Mr. Malden held various financial management positions with Duracell International Inc., and its successor, The Gillette Company, most recently as Vice President-Finance for the Duracell Global Business Management Group. Mr. Malden has a B.A. in Political Science from Grinnell College and an M.B.A. from Emory University.

Hany Massarany (Age 42)	Mr. Massarany joined Ventana in July 1999 and is currently Senior Vice President of Global Operations. Prior to joining Ventana, Mr. Massarany held management positions with Bayer Diagnostics and Chiron Diagnostics. Mr. Massarany holds a B.S. from Monash University in Australia and an M.B.A. from the University of Melbourne.
Other Officers
Phillip Miller (Age 55)	Mr. Miller rejoined Ventana in September 2002 and is currently Senior Vice President, Life Sciences Discovery and Development. Mr. Miller’s prior tenure with Ventana was from 1988 to 1994, during which he held several management positions. From 1994 to 2002, Mr. Miller held various management positions with Nichols Institute Diagnostics, a division of Quest Diagnostics, most recently as Vice President, Research and Development. From 1975 to 1987, Mr. Miller held various management positions with Abbott Laboratories. Mr. Miller holds a B.S. in Chemistry from Indiana University.

Denise van Zijll (Age 39)	Mrs. van Zijll joined Ventana in July 2000 and is currently Vice President, Human Resources and Environmental Health & Safety. Prior to joining Ventana, Mrs. van Zijll held senior compensation, benefits and strategic management positions at Huck Fasteners, a Cordant Technologies subsidiary and Arizona Mail Order, Inc. Mrs. van Zijll holds a B.S. in Business Administration and Finance from the University of Nevada, Reno.
ABOUT THE BOARD AND ITS COMMITTEES
The Board	We are governed by a Board of Directors and various Committees of the Board that meet throughout the year. The Board of Directors held five meetings during 2003, and there were no absences from any meeting. The responsibility of the directors extends throughout the year at Board and Committee meetings and informal conferences and communications regarding our business. Ventana does not have a formal policy regarding attendance by the members of the Board at our Annual Meeting. However, historically, all members of the Board have attended the annual meeting, including the 2003 Annual Meeting of Stockholders.

Committees of the Board	The Board has three principal Committees: the Audit Committee, the Compensation Committee, and the Nominating & Governance Committee. The function of each of these Committees, the current membership and the number of meetings held during 2003 are described below. The charters for these Committees are available online at http://www.ventanamed.com/.

Audit Committee

The Audit Committee operates under a written charter approved by the Board on May 12, 2003, which is attached as Appendix A. All members of the Audit Committee are “independent” as that term is defined under Rule 4200(a)(15) promulgated by the National Association of Securities Dealers (“NASD”). Rod F. Dammeyer is the Audit Committees designated financial expert.

The Audit Committee annually reviews matters primarily related to financial controls and the audit of our operations. This review includes, but is not limited to:

•       Discussions of the findings of the independent auditors that result from the audit and certification of our financial statements;

•       Discussions of the accounting principles used for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements that may have a material affect on our business;

•       Reviews of the adequacy of financial and accounting controls, including the scope and performance of the internal auditing function; and

•       Reviews of recommendations made by the independent auditors for changes in policies or practices.

The Audit Committee recommends a firm of certified public accountants to conduct our audit for the coming year to the Board of Directors.

In 2003, the Board elected Rod F. Dammeyer, Edward M. Giles, Mark C. Miller and James R. Weersing to the Audit Committee. The Audit Committee held five meetings during 2003, with no absences.

Compensation Committee

The Compensation Committee has three primary functions. First, it reviews the performance of the principal executive officers annually, reporting the results of this review and recommending to the Board compensation packages for these officers. Second, the Compensation Committee reviews compensation to outside directors for service on the Board and for service on Committees of the Board. Finally, the Committee reviews the level and extent of applicable benefits we provide with respect to automobiles, travel, insurance, health and medical coverage, stock options and other stock plans and benefits.

In 2003, the Board elected James R. Weersing, Edward M. Giles and John Patience to the Compensation Committee. See “Compensation Committee Interlocks and Insider Participation” in the following section. The Compensation Committee held six meeting in 2003, with all members present.

Nominating & Governance Committee

The Nominating & Governance Committee is responsible for the development of general criteria regarding the qualifications and selection of Board members. It recommends candidates to serve on the Board. The Nominating & Governance Committee consists of directors Jack W. Schuler, Mark C. Miller and John Patience, each of whom is “independent” as that term is defined under Rule 4200(a)(15) promulgated by the NASD. The Nominating & Governance Committee had one meeting in 2003, with all members present.

The Nominating & Governance Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. Stockholders who wish to propose nominations for directors for consideration at the 2005 Annual Meeting of Stockholders may do so in accordance with the procedures described below under “STOCKHOLDER PROPOSALS.”

The Nominating & Governance Committee does not have a formal policy with regard to the minimum qualifications required to be met by a candidate for the Committee to recommend the candidate to the Board or with regard to the process for identifying and evaluating potential candidates.

Director Compensation

To date, Ventana directors have not received cash compensation for services they provide as directors or members of Board Committees, but may be reimbursed for their reasonable expenses for attending Board and Board Committee meetings. Beginning in 2004, directors must elect, prior to the Annual Meeting of Stockholders for that year, to be paid an annual retainer of $50,000 in cash compensation, or convert that retainer in whole or in part into an option to purchase a formula determined number of shares of the Company’s common stock. That number is equal to (i) the product of four times the amount of the annual cash compensation that the director elects to convert divided by (ii) the average closing price of a share of our common stock during the 12-month period ending on the last trading day prior to the Annual Meeting of Stockholders. The exercise price of each option is the closing price on the day of the Annual Meeting of Stockholders. In addition to the standard compensation for all directors described above, Jack W. Schuler and John Patience each received in 2003 an option to purchase 10,000 shares of the Company’s common stock, vesting monthly over a 12 month period for their service on the Board as Chairman and Vice Chairman respectively. In addition, as part of his initial grant at the time he joined the Board, Rod F. Dammeyer received an option to purchase 20,000 shares of the Company’s common stock vesting over a 36 month period, and an option to purchase 8,333 shares of the Company’s common stock vesting over a 12 month period.

For his services to the Company as Chief Scientific Officer and Medical Director, Thomas M. Grogan was paid $176,748 in fiscal 2003. Compensation paid to Christopher M. Gleeson as an employee of the Company is discussed under “Compensation of Executive Officers and Other Matters.”

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Compensation Committee consists of non-employee directors James R. Weersing, Edward M. Giles and John Patience. Other than John Patience, none of the members of the Compensation Committee has been or is an officer or employee of Ventana. None of our executive officers serves on the Board of Directors or Compensation Committee of a company that has an executive officer that serves on our Board of Directors or Compensation Committee. No member of our Board of Directors is an executive officer of a company in which one of our executive officers serves as a member of the Board of Directors or Compensation Committee of that company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of the common stock as of March 19, 2004 by (i) each stockholder that we know is the beneficial owner of more than 5% of the common stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table set forth under “Executive Compensation” and (iv) all executive officers and directors as a group. We have relied exclusively upon information provided to us by our directors and executive officers and copies of documents sent to us that have been filed with the Securities and Exchange Commission by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Percentage ownership in the table below is based on 17,096,181 shares of common stock outstanding as of March 19, 2004. Shares of our stock subject to options or warrants that are exercisable within 60 days of the March 19, 2004 are also deemed outstanding for purposes of calculating the percentage ownership of that person, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Unless otherwise indicated, the address for each stockholder listed in the table is 1910 Innovation Park Drive, Tucson, AZ 85737.

Name and Address of Beneficial Owner	Number of Shares	Percent of Common Shares
Kopp Investment Advisors, Inc. 7701 France Avenue South Edina, MN 55435	1,750,547	10.2
Wellington Management Co. LLP 75 State Street Boston, MA 02109	1,644,949	9.6
Oracle Investment Management, Inc 200 Greenwich Avenue Greenwich, CT 06830	1,212,691	7.1
Jack W. Schuler (1)	1,674,492	9.6
John Patience (2)	976,615	5.6
Christopher M. Gleeson (3)	268,813	1.5
James R. Weersing (4)	218,185	1.3
Edward M. Giles (5)	173,103	1.0
Thomas M. Grogan, M.D. (6)	142,120	*
Kendall Hendrick (7)	105,276	*
Hany Massarany (8)	85,948	*
Nicholas Malden (9)	71,861	*
Mark C. Miller (10)	69,567	*
Tim Johnson (11)	25,952	*
Rod F. Dammeyer (12)	9,999	*
All Directors and Officers as a group (12 persons)	3,821,931	20.5

*	Less than 1%
(1)	Includes 356,042 shares issuable upon the exercise of options exercisable within 60 days of March 19, 2004 held by Mr. Schuler; 73,512 shares beneficially owned by Mr. Schuler as custodian for Tanya Eva Schuler; 73,512 shares beneficially owned by Mr. Schuler as custodian for Therese Heidi Schuler; 73,512 shares beneficially owned by Mr. Schuler, as custodian for Tino Hans Schuler; and 6,250 shares owned by Mrs. Schuler.

(2)	Includes 396,042 shares issuable upon the exercise of options exercisable within 60 days of March 19, 2004 held by Mr. Patience, as well as 4,800 shares held in the name of Mrs. Patience.
(3)	Includes 253,617 shares issuable upon the exercise of options exercisable within 60 days of March 19, 2004 held by Mr. Gleeson.
(4)	Includes 69,442 shares issuable upon the exercise of options exercisable within 60 days of March 19, 2004 held by Mr. Weersing. 29,544 shares beneficially owned by James R. Weersing and Mary H. Weersing, Trustees of the Weersing Family Trust U/D/T dated April 24, 1991, and 119,199 shares owned by McCarthy, Bund, Weersing & Co. Limited Partnership. Mr. Weersing, one of our directors, is a partner in McCarthy, Bund, Weersing & Co. Limited Partnership. Mr. Weersing disclaims beneficial ownership of the shares beneficially owned by McCarthy, Bund, Weersing & Co. Limited Partnership except to the extent of his partnership interest therein.
(5)	Includes 69,442 shares issuable upon the exercise of options exercisable within 60 days of March 19, 2004 held by Mr. Giles. Also includes 57,375 shares beneficially owned by Edward M. Giles IRA and 10,000 shares beneficially owned by Giles Family Trust.
(6)	Includes 98,162 shares issuable upon exercise of options exercisable within 60 days of March 19, 2004 held by Dr. Grogan.
(7)	Includes 92,127 shares issuable upon the exercise of options exercisable within 60 days of March 19, 2004, held by Mr. Hendrick, as well as 10,000 shares of restricted stock vesting on May 31, 2005.
(8)	Includes 82,600 shares issuable upon exercise of options exercisable within 60 days of March 19, 2004 held by Mr. Massarany.
(9)	Includes 70,574 shares issuable upon exercise of options exercisable within 60 days of March 19, 2004 held by Mr. Malden.
(10)	Includes 49,167 shares issuable upon exercise of options exercisable within 60 days of March 19, 2004 held by Mr. Miller.
(11)	Includes 25,037 shares issuable upon the exercise of options exercisable within 60 days of March 19, 2004 held by Mr. Johnson.
(12)	Includes 9,999 shares issuable upon the exercise of options exercisable within 60 days of March 19, 2004 held by Mr. Dammeyer.

COMPENSATION OF EXECUTIVE OFFICERS AND OTHER MATTERS

Executive Compensation

The following table sets forth all compensation paid to our chief executive officer and the four most highly compensated executive officers for services rendered during the last three completed fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation			Long-Term Compensation Awards		All Other Compensation
		Salary	Bonus		Restricted Stock Awards ($)	Securities Underlying Options/SAR

Christopher M. Gleeson President, Chief Executive Officer and Director	2003 2002 2001	278,795 255,808 234,802	— 85,050 —	(1) (2)	— — —	52,927 45,000 —	— — —

Nicholas Malden Senior Vice President, Chief Financial Officer and Corporate Secretary	2003 2002 2001	225,712 219,759 212,115	— — —	(1) (2)	— — —	26,317 18,000 3,901	— — 30,343	(4)

Kendall B. Hendrick Senior Vice President, Systems Discovery and Development	2003 2002 2001	203,501 197,547 188,666	46,800 28,000 6,582	(1) (2) (3)	— — —	19,898 21,275 8,760	— — —

Tim Johnson Senior Vice President, Corporate Development & Manufacturing Operations	2003 2002 2001	202,340 170,005 —	93,600 28,000 —	(2)	— — —	20,912 35,000 —	91,260 32,425 —	(4) (4)

Hany Massarany Senior Vice President, Global Operations	2003 2002 2001	188,401 190,931 172,541	57,720 41,736 29,119	(1) (2) (3)	— — —	28,061 21,991 14,182	— 29,978 —	(4)

(1)	As part of the Company’s annual bonus plan, Mr. Gleeson, Mr. Malden, Mr. Hendrick and Mr. Massarany elected to receive 42,467, 13,728, 6,199 and 7,646 in options to purchase common stock, respectively. The options were granted in January 2004 with an exercise price of $44.73, vesting immediately.
(2)	As part of the Company’s annual bonus plan, Mr. Gleeson, Mr. Malden, Mr. Hendrick, Mr. Johnson and Mr. Massarany elected to receive 16,427, 10,278, 5,412, 5,412 and 8,061 in options to purchase common stock, respectively. The options were granted in January 2003 with an exercise price of $20.24, vesting immediately.
(3)	As part of the Company’s annual bonus plan, Mr. Hendrick and Mr. Massarany elected to receive 3,275 and 3,991 in options to purchase common stock, respectively. The options were granted in January 2002 with an exercise price of $20.12, vesting immediately.
(4)	For Mr. Massarany, in fiscal 2003 and 2002 this column represents reimbursement of travel-related costs. For Mr. Malden and Mr. Johnson, this column represents relocation expenses inclusive of tax reimbursement on non-deductible portion.

Option Grants in the Last Fiscal Year

The following table sets forth information with respect to each grant of stock options made during the fiscal year ended December 31, 2003 to each executive officer named in the preceding Summary Compensation Table:

Option Grants in Last Fiscal Year

	Number of Securities Underlying Options Granted(1)		% of Total Options Granted in 2003(2)		Exercise or Base Price ($/Sh)(3)		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name								5%($)	10%($)
Christopher M. Gleeson	36,500 16,427	(a) (b)	6.6 3.0	% %	$ $	20.240 20.240	1/27/2013 1/27/2013	464,602 209,096	1,177,393 529,891

Nicholas Malden	16,039 10,278	(a) (b)	2.9 1.9	% %	$ $	20.240 20.240	1/27/2013 1/27/2013	204,158 130,827	517,376 331,541

Kendall B. Hendrick	14,486 5,412	(a) (b)	2.6 1.0	% %	$ $	20.240 20.240	1/27/2013 1/27/2013	184,390 68,888	467,280 174,577

Tim Johnson	15,500 5,412	(a) (b)	2.8 1.0	% %	$ $	20.240 20.240	1/27/2013 1/27/2013	197,297 68,888	499,989 174,577

Hany Massarany	20,000 8,061	(a) (b)	3.6 1.5	% %	$ $	20.240 20.240	1/27/2013 1/27/2013	254,577 102,607	645,147 260,026

(1)	The above options were granted under our 1996 Stock Option Plan, except options issued to Mr. Hendrick and Mr. Johnson which were granted under our 1998 Nonstatutory Stock Option Plan. Vesting periods are as follows: (a) five years and (b) immediate.
(2)	Based on aggregate of 554,115 options granted by us during the year ended December 31, 2003.
(3)	The option exercise price per share was equal to the fair market value of our common stock on the date of grant.
(4)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of our securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Aggregate Option Exercises in 2003 and Values at December 31, 2003

The following table sets forth information concerning option exercises during 2003 and the exercisable and unexercisable options held as of December 31, 2003 by the executive officers. The “Value Realized” column is based on the closing sales price of a share of our common stock on December 31, 2003, or $39.40, and “Value of Unexercised In-the-Money Options at December 31, 2003” column is based on $39.40, less the per share exercise price of the option multiplied by the number of shares issuable upon exercise of the option.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Christopher M. Gleeson	—	—	187,464	131,088	3,881,620	2,670,498
Nicholas Malden	—	—	48,517	44,701	934,386	860,691
Kendall B. Hendrick	—	—	79,880	30,036	1,487,158	567,563
Tim Johnson	—	—	18,745	37,167	360,754	714,720
Hany Massarany	—	—	64,785	41,059	1,212,466	770,672

Equity Compensation Plans

The following table summarizes equity compensation plans approved by shareholders and equity compensation plans that were not approved by the shareholders as of December 31, 2003:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weight-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders (1)	1,936,338	19.61	927,785

Equity compensation plans not approved by shareholders (2)	1,191,425	21.78	968,150

Total	3,127,763	20.43	1,895,935

(1)	Includes 143,165 outstanding subject to the 1988 Stock Option plan, 1,275,698 outstanding subject to the 1996 Stock Option Plan, 246,698 outstanding subject to the 1996 Director Stock Option Plan, and 270,777 outstanding subject to the 2001 Outside Director Stock Option plan. Includes 484,273 available for future issuance under the 1996 Stock Option Plan, 3,302 available for future issuance under the 1996 Director Stock Option Plan, 229,223 available for future issuance under the 2001 Outside Director Stock Option Plan, and 210,987 available for future issuance under the 1996 Employee Stock Purchase Plan.
(2)	The Company has granted to employees and a few consultants, nonqualified options to purchase the Company’s common stock. The options generally vest over five years, expiring at various times from 2008 to 2013, with exercise prices ranging from $16.19 to $39.91. 544,048 of the options are exercisable.

Employment, Severance and Change-of-Control Arrangements

We currently have no employment contracts or agreements with any officer named in the “Summary Compensation Table” or with any other person.

Under the terms of our 1988 Stock Option Plan, 1996 Stock Option Plan, 1996 Director Option Plan, 1998 Nonstatutory Stock Option Plan, and 2001 Outside Director Stock Option Plan, in the event of a proposed sale of all or substantially all of our assets, or merger with or into another corporation, then the options issued under such plans will either be assumed, or substantially similar options shall be substituted by the surviving entity, or the options issued under such plans will be exercisable as to all shares underlying such options, including shares as to which such options would not otherwise be exercisable. In addition, in the event of a change of control, all shares underlying options granted under the 2001 Outside Director Stock Option Plan that are assumed by the surviving entity in such transaction will vest if the optionee’s service to the surviving entity as an Outside Director terminates within 24 months of such change in control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities of the company. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Forms 3, 4 and 5 they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except for one Form 4 filing by Mr. Weersing filed on February 6, 2004 for stock purchased on November 17, 2003.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee, made up of three outside directors, is responsible for the administration of our compensation programs including base salaries of executive officers and various types of incentive compensation. These programs are designed to provide competitive levels of total compensation and include other opportunities linked to our performance and stockholder return.

Compensation Philosophy

The design and implementation of our executive compensation programs is based on a series of guiding principles derived from our corporate goals, business strategy and management requirements. These principles may be summarized as follows:

•	Align financial interests of the management team with our stockholders and the Board of Directors;

•	Attract, motivate and retain the high-caliber individuals necessary to increase total return to stockholders;

•	Provide a total compensation program where a significant portion of pay is linked to individual achievement as well as short and long-term corporate performance; and

•	Emphasize and reward performance at the individual, team and company levels.

Compliance with Internal Revenue Code Section 162(m)

We have considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for publicly held corporations for individual compensation exceeding $1.0 million in any taxable year for the named executive officers, unless compensation is performance-based. Each of our named executive officers is beneath the $1.0 million threshold. We believe that any options granted under our stock option plans will meet the requirement as performance-based compensation under the transition provisions provided in the regulations under Section 162(m). Therefore, we believe that Section 162(m) will not reduce available tax deductions.

Compensation Program

Our executive compensation program has three major components to assist in our efforts to attract, retain and motivate executive officers. We consider these components of compensation individually and collectively to determine the total compensation of executive officers. The three major components are as follows:

1. Base salary. Each fiscal year we establish base salaries for individual executive officers based upon: (i) industry and peer group surveys, (ii) responsibilities, scope and complexity of each position, (iii) performance judgments of each individual’s past and expected future contributions, and (iv) internal equity relative to other executives’ responsibilities and base salary levels. Along with the Chief Executive Officer, the Compensation Committee reviews and approves, with appropriate modifications, an annual base salary plan for our executive officers. The Compensation Committee reviews and recommends to the Board of Directors of the Company modifications to the base salary of the Chief Executive Officer based on similar competitive compensation data and the assessment of past performance and future expectations.

2. Annual cash (short-term) incentives. Annual cash incentives are established to provide a direct link between individual pay and corporate performance. Annual bonus awards are established for executive officer positions based upon industry and peer group surveys. Annual bonus payments for executive officers, including the Chief Executive Officer, depend on achieving financial goals recommended by the Compensation Committee and approved by the Board. These goals cover revenue growth, profitability and the efficiency with which capital is employed in the Company’s business. Officers may receive the full or partial portion of their targeted annual performance-based bonus.

3. Equity based incentive compensation. Long-term incentives for our employees are provided under our stock option plans. Each fiscal year, the Committee considers granting long-term incentives in the form of stock options to executive officers. These option grants are intended to motivate the executive officers to improve long-term performance and align the financial interests of the management team with the stockholders. Annual stock option awards for executive officers are based on industry and peer group surveys and individual performance. Along with the Chief Executive Officer, the Compensation Committee reviews and approves annual option awards for our executive officers. The Compensation Committee reviews and recommends to the Board of Directors an annual option award for the Chief Executive Officer. The Compensation Committee also awards options to select new employees and promoted employees.

4. CEO Compensation. Christopher M. Gleeson has served as the President and Chief Executive Officer of the Company since May 1999. Mr. Gleeson’s fiscal year 2003 compensation, including a base salary of $285,000, was recommended by the Committee and approved by the Board in January 2003. The Compensation Committee reviewed Mr. Gleeson’s performance with regard to performance objectives, weighted among specific personal and corporate objectives, in determining his eligibility for a long-term compensation award. Mr. Gleeson’s long-term compensation award earned in fiscal year 2003 was 42,467 stock options at an exercise price of $44.73.

                                                                                                                                       Respectfully submitted,

                                                                                                                                       John Patience

                                                                                                                                       James R. Weersing

                                                                                                                                       Edward M. Giles

March 22, 2004

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Ventana’s financial statements, Ventana’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of independent auditors, and risk assessment and risk management. The Audit Committee manages Ventana’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from Ventana for such advice and assistance.

Ventana’s management has primary responsibility for preparing Ventana’s financial statements and Ventana’s financial reporting process. Ventana’s independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of Ventana’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with Ventana’s management.

2.	The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

3.	The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with the independent auditors the independent auditors’ independence.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Ventana’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

                                                                                                                                       Respectfully submitted,

                                                                                                                                       Rod F. Dammeyer

                                                                                                                                       Edward M. Giles

                                                                                                                                       James R. Weersing

                                                                                                                                       Mark C. Miller

March 22, 2004

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return on our common stock with the cumulative total returns (assuming reinvestment of dividends) on the Dow Jones Industrial Average Index, Standard & Poor’s 500 Stock Index and the Nasdaq Composite Index if $100 were invested in our common stock and each index on December 31, 1998.

OTHER MATTERS

Our Board is not aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote your proxy on such matters in accordance with their judgment.

REQUIREMENTS AND PROCEDURES FOR SUBMISSION OF NOMINATIONS OF DIRECTORS BY STOCKHOLDERS AND STOCKHOLDER PROPOSALS

Nominations for the Board of Directors. We expect to hold our 2005 Annual Meeting of Stockholders in May of 2005, although we retain the right to change this date, as we may determine. Our Bylaws provide that written notice of proposed stockholder nominations for the election of directors at the 2005 Annual Meeting of Stockholders must be received by Ventana at its offices at 1910 Innovation Park Drive, Tucson, Arizona, 85737, Attn: Corporate Secretary, no later than December 2, 2004, which is 120 calendar days prior to the anniversary of the mail date of this proxy statement.

Proposals. Any stockholder that wishes to submit a proposal for consideration at our 2005 Annual Meeting should address such proposal to 1910 Innovation Park Drive, Tucson, Arizona, 85737, Attn: Corporate Secretary. In order to be included in proxy materials for our 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal must be received no later than December 2, 2004. In order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by December 2, 2004.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s annual meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year’s annual meeting, which was December 4, 2003.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

You may communicate with the members of the Board of Directors by writing to Ventana Medical Systems, Inc., 1910 Innovation Park Drive, Tucson, Arizona, 85737, Attn: Corporate Secretary. Although Ventana has not to date adopted formal procedures by which stockholders may communicate directly with directors, it believes that its current process, wherein any communication sent to the Board in care of the Corporate Secretary is forwarded to all members of the Board, has adequately served the needs of the Board and stockholders. There is no screening process, and all communications that are received by the Corporate Secretary for the Board’s attention will be forwarded to the Board.

ANNUAL REPORT

Our Annual Report on Form 10-K with certified financial statements required to be filed for the fiscal year ended December 31, 2003, is incorporated into this Notice and Proxy Statement by this reference and accompanies this Notice and Proxy Statement. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on March 19, 2004. The fee for furnishing a copy of any exhibit will be $0.25 per page plus $3.00 for postage and handling.

APPENDIX A

AUDIT COMMITTEE CHARTER

Charter for the Audit Committee of the Board of Directors of Ventana Medical Systems, Inc.

Purpose

The purpose of the Audit Committee of the Board of Directors of Ventana Medical Systems, Inc. (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

Membership

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Reviewing the Company’s compliance with employee benefit plans;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Meetings

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

Minutes

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Reports

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

Compensation

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

Delegation of Authority

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

VENTANA MEDICAL SYSTEMS, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 5, 2004

10:00 a.m. Local Time

VENTANA HEADQUARTERS

1910 Innovation Park Drive

Tucson, Arizona 85737

Ventana Medical Systems, Inc.
2004 Annual Meeting of Stockholders	Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS FOR THE

2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 2004.

The undersigned hereby constitutes and appoints JACK SCHULER, JOHN PATIENCE and JAMES WEERSING, and each of them acting in the absence of the others with full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Stockholders of VENTANA MEDICAL SYSTEMS, INC. (the “Company”) to be held at the Company’s Headquarters at 1910 Innovation Park Drive, Tucson, Arizona 85737, on May 5, 2004, at 10:00 a.m. Mountain Standard Time and any adjournments thereof, and to vote all shares of the Company’s Common Stock standing in the name of the undersigned on the matters set forth on the reverse side and upon any other matters that may properly come before the meeting or any adjournment thereof, with all the powers the undersigned would possess if personally present at the meeting, as follows:

PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Ventana Medical Systems, Inc., c/o Shareowner Services ™, P.O. Box 64873, St. Paul, MN 55164-0873.

ò	Please detach here	ò

The Board of Directors Recommends a Vote FOR items 1 and 2.

1.	To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004.		☐ FOR	☐	AGAINST	☐ ABSTAIN

2.	Election of directors: (Class II)	01 Rodney F. Dammeyer 02 Edward M. Giles 03 Christopher Gleeson	Vote FOR ☐ Vote WITHHELD ☐ all nominees from all nominees (except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right).

Address Change? Mark Box    ☐                        Indicate changes below:                                    Date

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS; (2) FOR THE ELECTION OF THE NOMINATED CLASS II DIRECTORS; AND (3) AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Signature(s) In Box

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